                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                  THE THAI CAPITAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                          THE THAI CAPITAL FUND, INC.

                       C/O DAIWA SECURITIES TRUST COMPANY
                              ONE EVERTRUST PLAZA
                         JERSEY CITY, NEW JERSEY 07302
                                 (800) 933-3440

                                                                  April 13, 1998

Dear Stockholders:

    The Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at 9:30 A.M., New York time, on Friday, June 5, 1998, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005. A Notice and Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy are enclosed.

    At the Annual Meeting, the stockholders will (i) elect two Class I directors and one Class II director and (ii) consider the ratification of the selection of Price Waterhouse LLP as independent accountants. In addition, the stockholders who will be present at the Annual Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

    If you will not be able to attend the Annual Meeting in person, please take the time now to review the enclosed materials and vote your shares by proxy. YOUR VOTE IS IMPORTANT.

    The Board recommends that the stockholders vote in favor of each of the foregoing matters.

                                          Respectfully,

                                          /s/ Shuichi Komori

                                          Shuichi Komori
                                          CHAIRMAN OF THE BOARD

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE TO INSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT.

                          THE THAI CAPITAL FUND, INC.
                                   ----------

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 5, 1998

                            ------------------------

To the Stockholders of
The Thai Capital Fund, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 5, 1998, at 9:30 A.M., New York time, for the following purposes:

    1. To elect two Class I directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001 and one Class II director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 1999.

    2. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for its fiscal year ending December 31, 1998.

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

    You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. Your vote is important. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                            By order of the Board of Directors,

                                            Lawrence Jacob
                                            SECRETARY
April 13, 1998

                          THE THAI CAPITAL FUND, INC.
                                   ----------
                                PROXY STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE THAI CAPITAL FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Friday, June 5, 1998, at 9:30 A.M., New York time, and at any adjournments thereof.

    This Proxy Statement and the form of proxy are being mailed to stockholders on or about April 13, 1998. Any stockholder giving a proxy in advance of the Annual Meeting has the power to revoke it by mail (addressed to the Secretary, The Thai Capital Fund, Inc., c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1997 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE THAI CAPITAL FUND, INC., C/O DAIWA SECURITIES TRUST COMPANY, ONE EVERTRUST PLAZA, 9TH FLOOR, JERSEY CITY, NEW JERSEY 07302, ATTENTION: SHAREHOLDER RELATIONS, OR BY CALLING
(800) 933-3440 OR (201) 915-3020.

    The Board of Directors has fixed the close of business on March 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 6,278,588 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 17, 1998.

    Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    The Board of Directors recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the three nominees listed below as directors of the Fund:

    CLASS I             CLASS II
----------------  ---------------------
Robert F. Gurnee  Virabongsa Ramangkura
 Suvit Yodmani

to serve for terms expiring on the date of subsequent Annual Meetings of Stockholders as follows: Class I in the year 2001 and Class II in the year 1999, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

    At their December 4, 1997 meeting, the Board of Directors re-elected Dr. Virabongsa as a director. Dr. Virabongsa had previously served as a director since 1992, but had resigned in August 1997 to accept an assignment to the Thai government. Although the term of the Fund's Class II directors does not expire until the date on which the Annual Meeting of Stockholders is held in 1999, Maryland law and the Fund's By-laws require a director, regardless of Class, who is elected by the Board of Directors to fill a vacancy to stand for election at the next Annual Meeting of Stockholders.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

    The following table sets forth information concerning each of the nominees as a director of the Fund, as well as the other current directors of the Fund. Each of the nominees is now a director of the Fund and has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected.

NOMINEES

                                                      PRESENT OFFICE WITH THE
                                                 FUND, IF ANY, PRINCIPAL OCCUPATION                             SHARES
                                                     OR EMPLOYMENT DURING PAST                               BENEFICIALLY
                                                           FIVE YEARS AND                                       OWNED      PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   FEBRUARY 28,    OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE       1998(+)      CLASS
----------------------------------  ------------------------------------------------------------  --------   ------------  -------
     Robert F. Gurnee (70)          Chairman and Chief Executive Officer, since 1990, Financial     1990        1,500        **
     3801 Kennett Pike              Integrity Group Inc. (bank and financial services consulting
     Building C, Suite 201          firm); Director, since 1991, Vestaur Securities Co.;
     Greenville, DE 19807           Director, since 1992, The Japan Equity Fund, Inc.

                                                      PRESENT OFFICE WITH THE
                                                 FUND, IF ANY, PRINCIPAL OCCUPATION                             SHARES
                                                     OR EMPLOYMENT DURING PAST                               BENEFICIALLY
                                                           FIVE YEARS AND                                       OWNED      PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   FEBRUARY 28,    OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE       1998(+)      CLASS
----------------------------------  ------------------------------------------------------------  --------   ------------  -------
     Suvit Yodmani (55)             Regional Director, Asia and the Pacific, United Nations         1991         None        --
     101 Ranong II,                 Environment Program, since 1994; Vice President for
     Dusit, Bangkok                 Development, Asian Institute of Technology, Bangkok, from
     10300, Thailand                1992 to 1994; Director of the Foundation for the Promotion
                                    of Nature Conservation and Environment Protection, since
                                    1989; Senior Consultant to the President of the Asian
                                    Institution of Technology, since 1987.
     Virabongsa Ramangkura (54)     Member of the Thai Senate; Chairman, Bangkok Expressway         1992         None        --
     99 Surasak Road                Public Co., Ltd., since 1993; Chairman, Advance Agro Public
     Bangrak, Bangkok               Co., Ltd., since 1994; Chairman, Preccha Group Public Co.,
     10500, Thailand                Ltd.; Member, The Thailand Development Research Institute
                                    and The Council of Trustees; Chairman, Economic Board,
                                    National Research Bureau from 1996 to 1997; Director, from
                                    1996 to 1997, Bangkok Airways Co., Ltd.; Chairman, from 1993 to 1994, Board of Commissioners of The State Railway of
                                    Thailand; Member, from 1993 to 1994, National Land
                                    Transportation Committee of Thailand.
OTHER CURRENT DIRECTORS
*    Damrongsuk Amatyakul (51)      President of the Fund, since March 1997; President of The       1997         None        --
     30th - 32nd Floor              Mutual Fund Public Company Limited, since January 1997;
     Lake Rajada Building           Director, The Mutual Fund Public Company Limited, since
     193-195 Ratchadaphisek Road    January 1997; Senior Executive Vice President of The Mutual
     Khlong-Toey, Bangkok           Fund Public Company Limited from January 1991 to December
     10110, Thailand                1996; Director of The Thailand International Fund Ltd.,
                                    since 1988; Director of Listed Companies Association, since
                                    1989; Member of the Investment Advisory Council of The Thai
                                    Equity Fund, since 1990; Director

                                                      PRESENT OFFICE WITH THE
                                                 FUND, IF ANY, PRINCIPAL OCCUPATION                             SHARES
                                                     OR EMPLOYMENT DURING PAST                               BENEFICIALLY
                                                           FIVE YEARS AND                                       OWNED      PERCENT
      NAME (AGE) AND ADDRESS                              DIRECTORSHIPS IN                        DIRECTOR   FEBRUARY 28,    OF
      OF NOMINEES/DIRECTORS                           PUBLICLY HELD COMPANIES                      SINCE       1998(+)      CLASS
----------------------------------  ------------------------------------------------------------  --------   ------------  -------
     Damrongsuk Amatyakul           of MFC International Ltd., since 1991; Director of The Thai
     (continued)                    Asset Fund Limited, since 1991; Director of The Thai-Asia
                                    Fund Limited, since 1996; Director of The Thai Prime Fund
                                    Limited, since January 1997; Member of the Investment
                                    Advisory Council of The Thai Fund Inc., since January 1997;
                                    Member of Investment Advisory Council of The Thailand Fund,
                                    since January 1997.
     Austin C. Dowling (66)         Director, since 1992, The Japan Equity Fund, Inc.               1990        1,250        **
     1002E Long Beach Boulevard
     North Beach, NJ 08008
*    Shuichi Komori (54)            Chairman of the Board of the Fund; Acting President of the      1994         None        --
     Financial Square               Fund, from January 1997 to March 1997; Chairman, since 1994,
     32 Old Slip, 14th Floor        The Taiwan Equity Fund, Inc.; Chairman, since 1995, The
     New York, NY 10005             Singapore Fund, Inc.; Chairman and Chief Executive Officer,
                                    Daiwa Securities America Inc., since 1994; Director, Daiwa
                                    Securities Co. Ltd., since 1991.
     Alfred C. Morley (71)          Financial Consultant, since 1991; Senior Director of Old        1990        3,673        **
     119 Falcon Drive               Dominion Capital Management, since 1991; Senior Advisor,
     Charlottesville, VA 22901      since 1990, Financial Analysts Federation; Senior Advisor, since 1990, Institute of Chartered Financial Analysts;
                                    Director, since 1990, The Singapore Fund, Inc.

--------------------------
 + The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and directors.

 * Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Komori is deemed an interested person because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa International Capital Management (H.K.) Limited (the "Investment Adviser"), or because he is an officer of the Fund, or both. Mr. Damrongsuk is an interested person because of his affiliation with the Fund's investment manager, The Mutual Fund Public Company Limited (the "Investment Manager"), or because he is an officer of the Fund, or both.

**  Represented less than 1% of the outstanding shares at February 28, 1997.

    The Fund's Board of Directors held four regular meetings and two special meetings during the fiscal year ended December 31, 1997. Dr. Suvit and Dr. Virabongsa attended fewer than seventy-five percent of the aggregate number of meetings of the Board of Directors.

    The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Dowling, Gurnee and Morley and Dr. Suvit and Dr. Virabongsa. The Audit Committee held two regular meetings during the fiscal year ended December 31, 1997. Dr. Suvit and Dr. Virabongsa attended fewer than seventy five percent of the aggregate number of meetings of the Audit Committee. The Fund has neither a compensation nor a nominating committee.

    Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements.

OFFICERS OF THE FUND

    Mr. Komori (age 54) has been Chairman of the Board of the Fund since December 1994 (see information provided above).

    Mr. Damrongsuk (age 51) has been President of the Fund since March 1997 (see information provided above).

    Daniel F. Barry (age 51), Vice President of the Fund since December 1992, was also Treasurer of the Fund from September 1991 to September 1994 and has been Senior Vice President of Daiwa Securities Trust Company ("DSTC"), the Fund's Administrator and Custodian, since June 1993. From June 1990 to June 1993, he was Vice President, Mutual Fund Administration of DSTC.

    Lawrence Jacob (age 53), Secretary of the Fund since May 1990, has been Senior Vice President since November 1985, and Assistant Secretary since February 1986, of Daiwa Securities America Inc.

    Edward J. Grace (age 51), Treasurer of the Fund since September 1994, was Assistant Treasurer of the Fund from September 1991 to September 1994 and has been a Vice President of DSTC since December 1992 and Assistant Vice President of DSTC from 1989 to December 1992.

    Laurence E. Cranch (age 51), Assistant Secretary of the Fund since May 1990, has been a partner in the law firm of Rogers & Wells LLP since 1980.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

    The aggregate fee remuneration for directors not affiliated with the Investment Manager or the Investment Adviser was U.S. $41,905 during the fiscal year ended December 31, 1997. Each such non-affiliated director currently receives fees, paid by the Fund, of U.S. $750 for each directors' meeting attended in person or by telephone, U.S. $600 for each audit committee meeting attended in person or by telephone and an annual fee of U.S. $5,000. The officers and interested directors of the Fund received no compensation from the Fund.

    DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Fund, receives an administration fee and a custodian fee.

    Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its directors during the fiscal year ended December 31, 1997, as well as the total fee compensation paid to each director of the Fund by the Fund and by other investment companies advised by the Investment Manager, the Investment Adviser or their respective affiliates (collectively, the "Fund Complex") for their services as directors of such investment companies during their respective fiscal years:

                                                                    TOTAL
                                                PENSION OR       COMPENSATION
                                                RETIREMENT      FROM FUND AND
                                AGGREGATE    BENEFITS ACCRUED    FUND COMPLEX
                              COMPENSATION    AS PART OF FUND      PAID TO
      NAME OF DIRECTOR          FROM FUND        EXPENSES         DIRECTORS
----------------------------  -------------  -----------------  --------------
Shuichi Komori*+               $         0            None       $          0
Damrongsuk Amatyakul+                    0            None                  0
Austin C. Dowling*                   9,748            None             18,948
Robert F. Gurnee*                    9,748            None             18,948
Alfred C. Morley*                    8,998            None             18,198
Virabongsa Ramangkura                6,424            None              6,424
Suvit Yodmani                        6,987            None              6,987

--------------------------
 * Also serves as a director of other investment companies for which an affiliate of Daiwa International Capital Management (H.K.) Limited, the Fund's investment adviser, serves as investment manager or investment adviser.

 + Mr. Komori, who is affiliated with the Investment Adviser, and Mr. Damrongsuk, who is affiliated with the Investment Manager, are considered "interested persons" of the Fund and do not receive any fee compensation from the Fund for their services as directors.

                  (2)  RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

    At a meeting to be held on June 5, 1998, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), will consider the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 1998, subject to stockholder approval. The Fund knows of no direct financial or material indirect financial interest of that firm in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

    This selection of independent accountants is subject to the ratification or rejection of the Fund's stockholders at the meeting. Ratification of the selection of the independent accountants will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

MISCELLANEOUS

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of DSTC. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The fee for such services is estimated at U.S. $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by June 5, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

    Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the 1999 meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not later than December 10, 1998.

    The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

                                          By order of the Board of Directors,

                                          Lawrence Jacob
                                          SECRETARY

One Evertrust Plaza
Jersey City, New Jersey 07302
April 13, 1998

                 (This page has been left blank intentionally.)

                                                                SKU# TCFCM-PS-98

                           THE THAI CAPITAL FUND, INC.
                       c/o Daiwa Securities Trust Company
                One Evertrust Plaza, Jersey City, New Jersey 07302

            Proxy Solicited on Behalf of the Board of Directors for the
                 Annual Meeting of Stockholders on June 5, 1998

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 1998 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated April 13, 1998.

  --------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                   THE ENCLOSED POSTAGE-PAID ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------




                           THE THAI CAPITAL FUND, INC.
                       c/o Daiwa Securities Trust Company
                One Evertrust Plaza, Jersey City, New Jersey 07302

            Proxy Solicited on Behalf of the Board of Directors for the
                 Annual Meeting of Stockholders on June 5, 1998

The undersigned stockholder of The Thai Capital Fund, Inc. (the "Fund") hereby appoints Daniel F. Barry, Lawrence Jacob and Edward J. Grace, or any of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 5, 1998 at 9:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy will be voted in accordance with instructions given by the undersigned stockholder, but if no instructions are given, this proxy will be voted in favor of proposals 1 and 2 as set forth in this proxy and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned with respect to such shares. The undersigned acknowledges receipt of the Proxy Statement dated April 13, 1998.

  --------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                   THE ENCLOSED POSTAGE-PAID ENVELOPE.
  --------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should indicate his or her title.

-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

-------------------------------------   -------------------------------------

     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                                1. Election of two Class I directors to
----------------------------       serve for a term expiring on the date on
 THE THAI CAPITAL FUND, INC.       which the Annual Meeting of Stockholders
----------------------------       is held in 2001, and one Class II
                                   director to serve for a term expiring
                                   on the date on which the Annual Meeting
                                   of Stockholders is held in the year 1999.

Mark box at right if an
address change or          / /
comment has been noted
on the reverse side of
this card.

                                                                 With-  For All
                                          Class I:         For   hold   Except
                                      Robert F. Gurnee
                                        Suvit Yodmani       / /    / /    / /

                                         Class II:
                                    Virabongsa Ramangkura

                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and strike a line through the name of the nominee in the list above.

                                                           For  Against Abstain
                                2. The ratification of
                                   the selection of Price  / /    / /    / /
                                   Waterhouse  LLP as
                                   independent accountants
                                   of the Fund for its
                                   fiscal year ending
                                   December 31, 1998.


Please be sure to sign and
date this Proxy.      Date -----------




                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------





     PLEASE MARK VOTES
/X/  AS IN THIS EXAMPLE

                                1. Election of two Class I directors to
----------------------------       serve for a term expiring on the date on
 THE THAI CAPITAL FUND, INC.       which the Annual Meeting of Stockholders
----------------------------       is held in 2001, and one Class II
                                   director to serve for a term expiring
                                   on the date on which the Annual Meeting
                                   of Stockholders is held in the year 1999.

Mark box at right if an
address change or          / /
comment has been noted
on the reverse side of
this card.

                                                                 With-  For All
                                          Class I:         For   hold   Except
                                      Robert F. Gurnee
                                        Suvit Yodmani       / /    / /    / /

                                         Class II:
                                    Virabongsa Ramangkura

                                   NOTE: If you do not wish your shares voted
                                   "For" a particular nominee, mark the "For
                                   All Except" box and strike a line through the name of the nominee in the list above.

                                                           For  Against Abstain
                                2. The ratification of
                                   the selection of Price  / /    / /    / /
                                   Waterhouse  LLP as
                                   independent accountants
                                   of the Fund for its
                                   fiscal year ending
                                   December 31, 1998.


Please be sure to sign and
date this Proxy.      Date -----------




                                                RECORD DATE SHARES:


-- Stockholder sign here -------- Co-owner sign here -------------